QuickLinks -- Click here to rapidly navigate through this document

As filed with the Securities and Exchange Commission on October 24, 2018

File No. 001-38629

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3
to
Form 10

GENERAL FORM FOR REGISTRATION OF SECURITIES
Pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934

Equitrans Midstream Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	83-0516635 (I.R.S. employer identification number)
625 Liberty Avenue, Suite 2000 Pittsburgh, PA (Address of principal executive offices)	15222 (Zip code)

(724) 271-7200
(Registrant's telephone number, including area code)

Securities to be registered pursuant to Section 12(b) of the Act

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common stock, no par value	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act: None

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of "large accelerated filer," "accelerated filer," "smaller reporting company," and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐ Emerging growth company ☐

        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 EQUITRANS MIDSTREAM CORPORATION
INFORMATION REQUIRED IN REGISTRATION STATEMENT
CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT
AND ITEMS OF FORM 10

        This Registration Statement on Form 10 incorporates by reference information contained in the information statement filed herewith as Exhibit 99.1. The cross-reference sheet below identifies where the items required by Form 10 can be found in the information statement.

Item 1.    Business.

        The information required by this item is contained under the sections of the information statement entitled "Information Statement Summary," "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Certain Relationships and Related Person Transactions" and "Where You Can Find More Information." Those sections are incorporated herein by reference.

Item 1A.    Risk Factors.

        The information required by this item is contained under the section of the information statement entitled "Risk Factors." That section is incorporated herein by reference.

Item 2.    Financial Information.

        The information required by this item is contained under the sections of the information statement entitled "Unaudited Pro Forma Condensed Combined Financial Statements," "Selected Historical Combined Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Those sections are incorporated herein by reference.

Item 3.    Properties.

        The information required by this item is contained under the section of the information statement entitled "Business—Properties." That section is incorporated herein by reference.

Item 4.    Security Ownership of Certain Beneficial Owners and Management.

        The information required by this item is contained under the section of the information statement entitled "Security Ownership of Certain Beneficial Owners and Management." That section is incorporated herein by reference.

Item 5.    Directors and Executive Officers.

        The information required by this item is contained under the section of the information statement entitled "Management." That section is incorporated herein by reference.

Item 6.    Executive Compensation.

        The information required by this item is contained under the sections of the information statement entitled "Executive Compensation," "Management—Compensation Committee Interlocks and Insider Participation" and "Director Compensation." Those sections are incorporated herein by reference.

Item 7.    Certain Relationships and Related Transactions.

        The information required by this item is contained under the sections of the information statement entitled "Management" and "Certain Relationships and Related Person Transactions." Those sections are incorporated herein by reference.

Item 8.    Legal Proceedings.

        The information required by this item is contained under the section of the information statement entitled "Business—Legal Proceedings." That section is incorporated herein by reference.

Item 9.    Market Price of, and Dividends on, the Registrant's Common Equity and Related Stockholder Matters.

        The information required by this item is contained under the sections of the information statement entitled "Dividend Policy," "Capitalization," "The Separation and Distribution" and "Description of Equitrans Midstream Corporation's Capital Stock." Those sections are incorporated herein by reference.

Item 10.    Recent Sales of Unregistered Securities.

        The information required by this item is contained under the sections of the information statement entitled "Description of Material Indebtedness" and "Description of Equitrans Midstream Corporation's Capital Stock—Sale of Unregistered Securities." Those sections are incorporated herein by reference.

Item 11.    Description of Registrant's Securities to Be Registered.

        The information required by this item is contained under the sections of the information statement entitled "Dividend Policy," "The Separation and Distribution" and "Description of Equitrans Midstream Corporation's Capital Stock." Those sections are incorporated herein by reference.

Item 12.    Indemnification of Directors and Officers.

        The information required by this item is contained under the section of the information statement entitled "Description of Equitrans Midstream Corporation's Capital Stock—Limitations on Liability, Indemnification of Officers and Directors, and Insurance." That section is incorporated herein by reference.

Item 13.    Financial Statements and Supplementary Data.

        The information required by this item is contained under the section of the information statement entitled "Index to Financial Statements" and the financial statements referenced therein. That section is incorporated herein by reference.

Item 14.    Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

        None.

Item 15.    Financial Statements and Exhibits.

(a)
Financial Statements

        The information required by this item is contained under the section of the information statement entitled "Index to Financial Statements" and the financial statements referenced therein. That section is incorporated herein by reference.

(b)
Exhibits

Exhibits	Description	Method of Filing
2.1	Form of Separation and Distribution Agreement by and between EQT Corporation and Equitrans Midstream Corporation.	Previously filed.
2.2	Form of Transition Services Agreement by and between EQT Corporation and Equitrans Midstream Corporation.	Previously filed.
2.3	Form of Tax Matters Agreement by and between EQT Corporation and Equitrans Midstream Corporation.	Previously filed.
2.4	Form of Employee Matters Agreement by and between EQT Corporation and Equitrans Midstream Corporation.	Previously filed.
3.1	Form of Amended and Restated Articles of Incorporation of Equitrans Midstream Corporation.	Previously filed.
3.2	Form of Amended and Restated Bylaws of Equitrans Midstream Corporation.	Previously filed.
4.1	Indenture, dated as of August 1, 2014, by and among EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), as issuer, the subsidiaries of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on August 1, 2014.
4.2	First Supplemental Indenture, dated as of August 1, 2014, by and among EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), as issuer, the subsidiaries of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on August 1, 2014.
4.3	Second Supplemental Indenture, dated as of November 4, 2016, by and between EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on November 4, 2016.
4.4	Third Supplemental Indenture, dated as of June 25, 2018, by and between EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on June 25, 2018.

Exhibits	Description	Method of Filing
4.5	Fourth Supplemental Indenture, dated as of June 25, 2018, by and between EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.4 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on June 25, 2018.
4.6	Fifth Supplemental Indenture, dated as of June 25, 2018, by and between EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.6 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on June 25, 2018.
4.7	Form of Shareholder and Registration Rights Agreement by and between Equitrans Midstream Corporation and EQT Corporation.	Previously filed.
10.1	Certificate of Limited Partnership of EQGP Holdings, LP (formerly known as EQT GP Holdings, LP).	Incorporated herein by reference to Exhibit 3.1 to EQGP Holdings, LP's (formerly known as EQT GP Holdings, LP) Form S-1 Registration Statement (#333-202053) filed on February 12, 2015.
10.2	Certificate of Amendment to Certificate of Limited Partnership of EQGP Holdings, LP (formerly known as EQT GP Holdings, LP), dated October 12, 2018.	Incorporated herein by reference to Exhibit 3.1 to EQGP Holdings, LP's Form 8-K (#001-37380) filed on October 15, 2018.
10.3	Second Amended and Restated Agreement of Limited Partnership of EQGP Holdings, LP (formerly known as EQT GP Holdings, LP) dated as of October 12, 2018.	Incorporated herein by reference to Exhibit 3.3 to EQGP Holdings, LP's (formerly known as EQT GP Holdings, LP) Form 8-K (#001-37380) filed on October 15, 2018.
10.4	Certificate of Formation of EQGP Services, LLC (formerly known as EQT GP Services, LLC).	Incorporated herein by reference to Exhibit 3.3 to EQT GP Holdings, LP's Form S-1 Registration Statement (#333-202053) filed on February 12, 2015.
10.5	Certificate of Amendment to Certificate of Formation of EQGP Services, LLC (formerly known as EQT GP Services, LLC), dated October 12, 2018.	Incorporated herein by reference to Exhibit 3.2 to EQGP Holdings, LP's Form 8-K (#001-37380) filed on October 15, 2018.
10.6	Second Amended and Restated Limited Liability Company Agreement of EQGP Services, LLC (formerly known as EQT GP Services, LLC), dated as of October 12, 2018.	Incorporated herein by reference to Exhibit 3.4 to EQGP Holdings, LP's Form 8-K (#001-37380) filed on October 15, 2018.
10.7	Certificate of Limited Partnership of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP).	Incorporated herein by reference to Exhibit 3.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on February 13, 2012.

Exhibits	Description	Method of Filing
10.8	Certificate of Amendment to Certificate of Limited Partnership of EQT Midstream Partners, LP, dated October 12, 2018.	Incorporated herein by reference to Exhibit 3.1 to EQM Midstream Partners, LP's Form 8-K (#001-35574) filed on October 15, 2018.
10.9	Second Amended and Restated Agreement of Limited Partnership of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), dated as of October 12, 2018.	Incorporated herein by reference to Exhibit 3.3 to EQM Midstream Partners, LP's Form 8-K (#001-35574) filed on October 15, 2018.
10.10	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), dated as of July 24, 2014.	Incorporated herein by reference to Exhibit 3.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended June 30, 2014.
10.11	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), dated as of July 23, 2015.	Incorporated herein by reference to Exhibit 3.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended June 30, 2015.
10.12	Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), dated as of December 7, 2017.	Incorporated herein by reference to Exhibit 3.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (001-35574) filed on December 8, 2017.
10.13	Certificate of Formation of EQM Midstream Services, LLC (formerly known as EQT Midstream Services, LLC).	Incorporated herein by reference to Exhibit 3.3 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on February 13, 2012.
10.14	Certificate of Amendment to Certificate of Formation of EQM Midstream Services, LLC (formerly known as EQT Midstream Services, LLC), dated October 12, 2018.	Incorporated herein by reference to Exhibit 3.2 to EQM Midstream Partners, LP's Form 8-K (#001-35574) filed on October 15, 2018.
10.15	Fourth Amended and Restated Limited Liability Company Agreement of EQM Midstream Services, LLC (formerly known as EQT Midstream Services, LLC), dated as of October 12, 2018.	Incorporated herein by reference to Exhibit 3.4 to EQM Midstream Partners, LP's Form 8-K (#001-35574) filed on October 15, 2018.
10.16	Form of Equitrans Midstream Corporation Director and/or Executive Officer Indemnification Agreement.	Previously filed.
10.17	Second Amended and Restated Credit Agreement, dated as of July 31, 2017, by and among EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, and the other lenders party thereto.	Incorporated herein by reference to Exhibit 10.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on August 3, 2017.

Exhibits	Description	Method of Filing
10.18	EQGP Services, LLC (formerly known as EQT GP Services, LLC) 2015 Long-Term Incentive Plan, dated as of May 15, 2015.	Incorporated herein by reference to Exhibit 10.3 to EQGP Holdings, LP's (formerly known as EQT GP Holdings, LP) Form 8-K (#001-37380) filed on May 15, 2015.
10.19	Form of EQGP Holdings, LP (formerly known as EQT GP Holdings, LP) Phantom Unit Award Agreement.	Incorporated herein by reference to Exhibit 10.5 to Amendment No. 1 to EQGP Holdings, LP's (formerly known as EQT GP Holdings, LP) Form S-1 Registration Statement (#333-202053) filed on April 1, 2015.
10.20	Form of EQGP Services, LLC (formerly known as EQT GP Services, LLC) Director and/or Executive Officer Indemnification Agreement.	Incorporated herein by reference to Exhibit 10.3 to Amendment No. 1 to EQGP Holdings, LP's (formerly known as EQT GP Holdings, LP) Form S-1 Registration Statement (#333-202053) filed on April 1, 2015.
10.21	EQM Midstream Services, LLC (formerly known as EQT Midstream Services, LLC) 2012 Long-Term Incentive Plan, dated as of July 2, 2012.	Incorporated herein by reference to Exhibit 10.5 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on July 2, 2012.
10.22	Form of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP) Phantom Unit Award Agreement.	Incorporated herein by reference to Exhibit 10.6 to Amendment No. 2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on May 10, 2012.
10.23	Form of EQM Midstream Services, LLC (formerly known as EQT Midstream Services, LLC) Director and/or Executive Officer Indemnification Agreement.	Incorporated herein by reference to Exhibit 10.15 to Amendment No. 3 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on June 5, 2012.
10.24	Form of Omnibus Agreement by and among Equitrans Midstream Corporation, EQGP Holdings, LP, EQGP Services, LLC and for certain limited purposes, EQM Midstream Partners, LP.	Previously filed.
10.25	Form of Omnibus Agreement by and among Equitrans Midstream Corporation, EQM Midstream Partners, LP and EQM Midstream Services, LLC.	Previously filed.
10.26	Form of Secondment Agreement by and among Equitrans Midstream Corporation, EQM Midstream Partners, LP and EQM Midstream Services, LLC.	Previously filed.

Exhibits	Description	Method of Filing
10.27	Sublease Agreement, effective as of March 1, 2011, by and between Equitrans, L.P. and EQT Production Company.	Incorporated herein by reference to Exhibit 10.12 to Amendment No. 2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on May 10, 2012.
10.28	Amendment of Sublease Agreement, dated as of April 5, 2012, by and between Equitrans, L.P. and EQT Production Company.	Incorporated herein by reference to Exhibit 10.13 to Amendment No. 2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on May 10, 2012.
10.29	EQT Guaranty dated as of April 25, 2012, executed by EQT Corporation in favor of Equitrans, L.P.	Incorporated herein by reference to Exhibit 10.11 to Amendment No. 2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on May 10, 2012.
10.30	Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS, Contract No. EQTR 18679-852, dated as of December 20, 2013, by and between Equitrans, L.P. and EQT Energy, LLC.	Incorporated herein by reference to Exhibit 10.16 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-K (#001-35574) for the year ended December 31, 2013.
10.31	Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS, Contract No. EQTR 20242-852, dated as of September 24, 2014, by and between Equitrans, L.P. and EQT Energy, LLC.	Incorporated herein by reference to Exhibit 10.5 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended September 30, 2015.
10.32	Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS, Contract No. CW2250463-1296, dated as of January 8, 2016, as amended through December 20, 2017, by and between Equitrans, L.P. and EQT Energy, LLC.	Incorporated herein by reference to Exhibit 10.13 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-K (#001-35574) for the year ended December 31, 2017.
10.33	Jupiter Gas Gathering Agreement, effective as of May 1, 2014, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been requested from the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended June 30, 2014.

Exhibits	Description	Method of Filing
10.34	Amendment No. 1 to Jupiter Gas Gathering Agreement, dated as of December 17, 2014, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	Incorporated herein by reference to Exhibit 10.24(b) to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-K (#001-35574) for the year ended December 31, 2015.
10.35	Amendment No. 2 to Jupiter Gas Gathering Agreement, dated as of October 26, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been requested from the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.24(c) to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-K (#001-35574) for the year ended December 31, 2015.
10.36	Amendment No. 3 to Jupiter Gas Gathering Agreement, dated as of August 1, 2016, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been requested from the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended September 30, 2016.
10.37	Amendment No. 4 to Jupiter Gas Gathering Agreement, dated as of June 1, 2017, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	Incorporated herein by reference to Exhibit 10.2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended June 30, 2017.
10.38	Amendment No. 5 to Jupiter Gas Gathering Agreement, dated as of October 1, 2017, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been requested from the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.14(f) to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-K (#001-35574) for the year ended December 31, 2017.

Exhibits	Description	Method of Filing
10.39	Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been requested from the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on March 31, 2015.
10.40	Amendment No. 1 to Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, dated as of September 18, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	Incorporated herein by reference to Exhibit 10.25(b) to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-K (#001-35574) for the year ended December 31, 2015.
10.41	Amendment No. 2 to Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, dated as of March 30, 2017, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been requested from the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended March 31, 2017.
10.42	Gas Gathering Agreement for the WG-100 Gas Gathering System, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been requested from the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.3 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on March 31, 2015.

Exhibits	Description	Method of Filing
10.43	Amendment No. 1 to Gas Gathering Agreement for the WG-100 Gas Gathering System, dated as of April 1, 2017, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	Incorporated herein by reference to Exhibit 10.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended June 30, 2017.
10.44	Gas Gathering and Compression Agreement, dated as of December 22, 2014, by and among Rice Drilling B LLC, RM Partners LP (formerly known as Rice Midstream Partners, LP) and Alpha Shale Resources LP.	Incorporated herein by reference to Exhibit 10.3 to RM Partners LP's (formerly known as Rice Midstream Partners, LP) Form 8-K (#001-36789) filed on December 22, 2014.
10.45	Sixth Amended and Restated Cracker Jack Gas Gathering Agreement, dated as of February 28, 2017, by and among Rice Poseidon Midstream LLC, EQT Energy, LLC and EQT Production Company. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been requested from the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.14 to RM Partners LP's (formerly known as Rice Midstream Partners, LP) Form 10-K (#001-36789) for the year ended December 31, 2017.
10.46	Second Amended and Restated Gas Gathering and Compression Agreement, dated as of March 31, 2017, by and between Rice Drilling D LLC and EQM Olympus Midstream LLC (formerly known as Rice Olympus Midstream LLC). Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been requested from the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.3 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended June 30, 2018.
10.47	Amended and Restated Water Services Agreement, dated as of November 4, 2015, by and between Rice Drilling D LLC and Rice Water Services (PA) LLC.	Incorporated herein by reference to Exhibit 10.2 to RM Partners LP's (formerly known as Rice Midstream Partners, LP) Form 8-K (#001-36789) filed on November 5, 2015.
10.48	Amended and Restated Water Services Agreement, dated as of November 4, 2015, by and between Rice Drilling B LLC and Rice Water Services (OH) LLC.	Incorporated herein by reference to Exhibit 10.3 to RM Partners LP's (formerly known as Rice Midstream Partners, LP) Form 8-K (#001-36789) filed on November 5, 2015.

Exhibits	Description	Method of Filing
10.49	Third Amended and Restated Limited Liability Company Agreement of Mountain Valley Pipeline, LLC, dated as of April 6, 2018, by and among MVP Holdco, LLC, US Marcellus Gas Infrastructure, LLC, WGL Midstream, Inc., Con Edison Gas Pipeline and Storage, LLC, RGC Midstream, LLC and Mountain Valley Pipeline, LLC. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been requested from the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q/A (#001-35574) for the quarterly period ended March 31, 2018.
10.50	Form of Amended and Restated Omnibus Agreement by and among EQT Corporation, EQM Midstream Partners, LP and EQM Midstream Services, LLC.	Previously filed.
10.51	First Amendment to Gas Gathering and Compression Agreement, effective as of October 19, 2016, by and among Rice Drilling B LLC, Alpha Shale Resources LP and RM Partners LP (formerly known as Rice Midstream Partners, LP). Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been requested from the SEC. The redacted material has been separately filed with the SEC.	Previously filed.
10.52	Form of Second Amended and Restated Omnibus Agreement by and among EQT Corporation, EQT RE, LLC, RM Partners LP, EQM Midstream Management LLC and EQM Poseidon Midstream LLC.	Previously filed.
10.53	Form of Equitrans Midstream Corporation Directors' Deferred Compensation Plan	Previously filed.
10.54	Form of Equitrans Midstream Corporation 2018 Long-Term Incentive Plan	Filed herewith as Exhibit 10.54.
10.55	Form of Equitrans Midstream Corporation Executive Short-Term Incentive Plan	Previously filed.
10.56	Form of Equitrans Midstream Corporation 2018 Payroll Deduction And Contribution Program	Previously filed.
10.57	Letter Agreement, dated as of August 9, 2018, with Thomas F. Karam	Previously filed.
10.58	Letter Agreement, dated as of September 4, 2018, with Kirk R. Oliver	Previously filed.
10.59	Confidentiality, Non-Solicitation And Non-Competition Agreement, dated as of August 9, 2018, with Thomas F. Karam	Previously filed.

Exhibits	Description	Method of Filing
10.60	Confidentiality, Non-Solicitation And Non-Competition Agreement, dated as of September 10, 2018, with Kirk R. Oliver	Previously filed.
10.61	Confidentiality, Non-Solicitation And Non-Competition Agreement, dated as of September 8, 2008, with Diana M. Charletta	Previously filed.
10.62	Amendment to Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of January 1, 2014, with Diana M. Charletta	Previously filed.
10.63	Second Amendment to Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of January 1, 2015, with Diana M. Charletta	Previously filed.
10.64	Amended and Restated Confidentiality, Non-Solicitation And Non-Competition Agreement, dated as of July 29, 2015, with Charlene Petrelli	Previously filed.
10.65	Amended and Restated Confidentiality, Non-Solicitation And Non-Competition Agreement, dated as of July 29, 2015, with Robert C. Williams	Previously filed.
10.66	Confidentiality, Non-Solicitation And Non-Competition Agreement, dated as of September 8, 2008, with Phillip D. Swisher	Previously filed.
10.67	Amendment to Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of January 1, 2014, with Phillip D. Swisher	Previously filed.
10.68	Second Amendment to Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of January 1, 2015, with Phillip D. Swisher	Previously filed.
10.69	Form of Agreement of Assignment of Confidentiality, Non-Solicitation And Non-Competition Agreement	Previously filed.
21.1	List of Subsidiaries of Equitrans Midstream Corporation.	Previously filed.
99.1	Information Statement of Equitrans Midstream Corporation, preliminary and subject to completion, dated October 17, 2018.	Filed herewith as Exhibit 99.1.

 SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Equitrans Midstream Corporation
By:	/s/ THOMAS F. KARAM
	Name:	Thomas F. Karam
	Title:	President and Chief Executive Officer

Date: October 24, 2018

QuickLinks

EQUITRANS MIDSTREAM CORPORATION INFORMATION REQUIRED IN REGISTRATION STATEMENT CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT AND ITEMS OF FORM 10
  Item 1. Business .
  Item 1A. Risk Factors .
  Item 2. Financial Information .
  Item 3. Properties .
  Item 4. Security Ownership of Certain Beneficial Owners and Management .
  Item 5. Directors and Executive Officers .
  Item 6. Executive Compensation .
  Item 7. Certain Relationships and Related Transactions .
  Item 8. Legal Proceedings .
  Item 9. Market Price of, and Dividends on, the Registrant's Common Equity and Related Stockholder Matters .
  Item 10. Recent Sales of Unregistered Securities .
  Item 11. Description of Registrant's Securities to Be Registered .
  Item 12. Indemnification of Directors and Officers .
  Item 13. Financial Statements and Supplementary Data .
  Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure .
  Item 15. Financial Statements and Exhibits .
SIGNATURES